Exhibit 10.1

Information identified by "[***]" has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because it is both not material would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 2 TO MASTER LEASE AND SECURITY AGREEMENT
(2019/2020 Capital Expenditure Projects)

THIS AMENDMENT NO. 2 TO MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is to be effective as of April 22, 2019 (the “Amendment Date”), by and between each of the signatories hereto identified as Landlord (individually and collectively, “Landlord”), and each of the signatories hereto identified as Tenant (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Master Lease and Security Agreement dated as of April 26, 2018, as amended by that certain Amendment No. 1 to Master Lease and Security Agreement effective as of September 1, 2018 (as the same has been amended and as it may be hereafter amended, amended and restated, supplemented, replaced or extended from time to time, the “Master Lease”); and
B.Tenant has requested that Landlord provide up to an aggregate maximum of $36,100,000 of Landlord UE Funds pursuant to the provisions of Section 6.3.5 of the Master Lease (the “Requested Landlord UE Funds”) for those certain Upgrade Expenditures described on Exhibit A attached hereto (the “Subject Projects”); and
C.Landlord is willing to provide the Requested Landlord UE Funds pursuant to the terms of this Amendment; and
D.Landlord and Tenant wish to amend the Master Lease as set forth herein.
    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.
2.    Amendments to Lease.
2.1.    Requests for Disbursement. Tenant shall submit each request for disbursement of the Requested Landlord UE Funds by delivery to Landlord of written notice of such request on the form attached hereto as Exhibit B (the “Request Form”). Tenant may request disbursement of Requested Landlord UE Funds no more than one time per calendar month and in amounts of not less than $50,000. Tenant may not request disbursement of the Requested Landlord UE Funds later than December 14, 2019; provided, however, that (i) up to $5,000,000 of the Requested Landlord UE Funds may be requested after December 14, 2019 but no later than March 14, 2020, and (ii) up to $7,400,000 of the Requested Landlord UE Funds may be requested after December 14, 2019, but no later than June 14, 2020. Tenant shall notify Landlord as soon as reasonably practicable of the amount (if any) of Requested Landlord UE Funds that Tenant expects to request after December 14, 2019 and the Subject Projects to which such Requested Landlord UE Funds relate.
2.2.    Additional Information and Requirements. Notwithstanding anything to the contrary contained in the Master Lease, Landlord shall promptly fund to Tenant the amounts indicated in the Request Form, provided that (i) at the time of delivery of the Request Form, no Master Lease Event of Default or Facility Default relating to the Facility that is the subject of the request has occurred and is continuing and (ii) Tenant delivers to Landlord the invoices, proof of payment, and, for any work in excess of $10,000, lien waivers, in each case relating to the applicable Upgrade Expenditures described on Exhibit A. Tenant shall promptly provide such additional information as Landlord may reasonably request in connection with any such request for disbursement, but provision of such information shall not be a condition to disbursement.
2.3.    Changes to Proposed Projects. This Section 2.3 shall apply solely for the purposes of determining whether Landlord will make Requested Landlord UE Funds available for the Subject Projects and shall not give rise to, or result in, any default, Master Lease Event of Default, or Facility Default. Tenant shall promptly notify Landlord of any proposed change in the scope or nature of any Subject Project from the description of such Subject Project set forth on Exhibit A, as applicable, and Tenant acknowledges and agrees that no Material Change shall be permitted without Landlord’s consent (regardless of whether Tenant is required to obtain Landlord’s consent to such change pursuant to the terms of the Master Lease), and Material Changes will only be considered by Landlord if Tenant has demonstrated to Landlord’s reasonable satisfaction actual Cost Savings with respect to other Subject Projects that, in the aggregate, would offset any increased cost associated with such Material Change. Any right of Landlord to withhold consent to a Material Change pursuant to the terms of the Master Lease for reasons other than an increase in the cost of the Subject Project shall not be deemed to have been modified by the terms of this Section 3. “Material Change” shall mean a change in the scope or nature of a proposed project that is expected to result in (i) cost increases that exceed the amount shown on Exhibit A, as applicable, for a Subject Project by $250,000 or more or (ii) any change in the nature of the Subject Project such that the description of the Subject Project materially deviates from the description provided in Exhibit A. “Cost Savings” shall mean a reduction in the actual cost of a Subject Project below the amount shown on Exhibit A, for such Subject Project by way of efficiencies or reductions in scope of such Subject Project.

3.    Failure to Spend the Landlord Threshold. If, for calendar year 2019 or 2020, the total Facility Actual Upgrade Expenditures Amount for all Facilities, in the aggregate, booked for such calendar year is less than the aggregate Landlord Funding Threshold for all Facilities for such calendar year, each as equitably adjusted pro rata to account for any change in the number of Facilities and/or Units during such calendar year (the positive value of any such difference, the “Landlord Funding Threshold Shortfall”), then:
3.1.    Within 10 business days following Landlord’s written demand therefor, Tenant shall pay to Landlord an amount equal to the lesser of (i) the Landlord Funding Threshold Shortfall and (ii) the total amount of Requested Landlord UE Funds booked for such calendar year and funded by Landlord (such lesser amount, the “Landlord UE Funds Refund Amount”); and
3.2.    Upon receipt by Landlord of the Landlord UE Funds Refund Amount pursuant to Section 3.1, and without further action of the parties:
3.2.1.    Annual Minimum Rent shall decrease by an amount equal to the Landlord Funds Rent Increase attributable to such Landlord UE Funds Refund Amount, as such Landlord Funds Rent Increase may have increased pursuant to Section 6.5.8.3 of the Master Lease (the “Landlord UE Funds Refund Rent Decrease”);
3.2.2.    Schedule 1 to the Master Lease shall be deemed revised as follows: (a) the amount of the Landlord UE Funds Refund Rent Decrease shall be allocated to each of the Facilities with respect to which Landlord funded Requested Landlord UE Funds during the applicable calendar year in proportion to the amount funded and (b) following that allocation, the Proportionate Share percentage for each Facility shall be revised to equal the percentage obtained by dividing the annual Minimum Rent allocated to that Facility (as adjusted under this Section 3.2.2, if applicable) by the aggregate annual Minimum Rent for the Premises (as adjusted under this Section 3.2.2).
3.2.3.    For purposes of determining the total Facility Actual Upgrade Expenditures Amount pursuant to Section 3 only, references to “Upgrade Expenditures Test Period” in the definition of “Facility Actual Upgrade Expenditures Amount” shall be deemed to refer to the applicable calendar year.
3.3.    Status Reports Regarding Subject Projects and Landlord Funding Threshold.  Included with each draw request and in any event no later than 30 days after the end of each calendar quarter of 2019, Tenant shall deliver, on a quarterly and year-to-date basis, the following:
3.3.1.    A report of the Subject Projects detailing actual amounts invoiced and paid versus the budgeted amounts on Exhibit A and the quarterly expectations for future amounts to be incurred and the current status of the Subject Projects. Such reporting shall include a total of estimated Cost Savings for each Subject Project (if any), and the total and estimated amount of Requested Landlord UE Funds expended to date and through completion of such Subject Project.

3.3.2.    A Facility-by-Facility and project-by-project report of actual amounts invoiced and paid for Upgrade Expenditures that are not related to Subject Projects.
4.    Miscellaneous.
4.1.    Consistency. For the avoidance of doubt, the terms of this Amendment relate only to the Subject Projects and calendar year 2019 (subject to the right of Tenant to request a limited amount of the Requested Landlord UE Funds in 2020 pursuant to the terms of this Amendment) and shall not serve to establish a course of dealing or amend or modify the terms and conditions of the Master Lease for future periods.
4.2.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.
4.3.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections 55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.
4.4.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease with respect to the subject matter hereof, the terms of this Amendment shall control.
4.5.    Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.
IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:

BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.) By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF     Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Todd H. Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 18 day of April, 2019.

(SEAL)                    /s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of:Williamson

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-THE BERKSHIRE OF CASTLETON, L.P., a Delaware limited partnership

By: BLC-The Berkshire of Castleton, LLC, a Delaware limited liability company, its General Partner

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP

BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By: BLC-Brookdale Place of San Marcos, LLC, a Delaware limited liability company, its general partner

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP

BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP

SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP

SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

SUMMERVILLE 15 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

SUMMERVILLE 17 LLC, a Delaware limited liability company

By: /s/ H. Todd Kaestner
Name:  H. Todd Kaestner
Title: EVP

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF     Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware limited liability company (“Company”), by H. Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 18 day of April, 2018.

(SEAL)                    /s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of: Williamson

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
ALS LEASING, INC., a Delaware corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP
ACKNOWLEDGEMENT

STATE OF Tennessee            )
) :ss.:
COUNTY OF Williamson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by H. Todd Kaestner, its EVP, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Brentwood, Tennessee, this 18th day of April, 2018.

(SEAL)                    /s/ Carla Lockridge
Notary Public

Print Name: Carla Lockridge
My commission expires: 19 April 2020
Acting in the County of: Williamson

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: EVP

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Sr. Vice President & Chief Tax Officer

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF     Jefferson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 19 day of April, 2019.

(SEAL)                    /s/ Adrienne Riley
Notary Public

Print Name: Adrienne Riley
My commission expires:01-17-2021
Acting in the County of: Jefferson

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky         )
               ) :ss.:
COUNTY OF    Jefferson      )

   Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

   IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 19 day of April, 2019.

(SEAL) /s/ Adrienne Riley
                  Notary Public

                  Print Name: Adrienne Riley
                  My commission expires:01-17-2021
                  Acting in the County of: Jefferson

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF     Jefferson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company corporation (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 19 day of April, 2019.

(SEAL)                    /s/ Adrienne Riley
Notary Public

Print Name: Adrienne Riley
My commission expires:01-17-2021
Acting in the County of: Jefferson

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF     Jefferson        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 19 day of April, 2019.

(SEAL)                    /s/ Adrienne Riley
Notary Public

Print Name: Adrienne Riley
My commission expires:01-17-2021
Acting in the County of: Jefferson

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky         )
) :ss.:
COUNTY OF    Jefferson      )

   Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

   IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 19 day of April, 2019.

(SEAL) /s/ Adrienne Riley
                  Notary Public

                  Print Name: Adrienne Riley
                  My commission expires:01-17-2021
                  Acting in the County of: Jefferson

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

CONSENT AND REAFFIRMATION OF GUARANTOR

THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 2 to Lease dated as of April 22, 2019 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Guaranty dated as of April 26, 2018 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the Lease.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.
2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.
3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.
Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:    /s/ H. Todd Kaestner
Name:    H. Todd Kaestner
Title:    EVP

Exhibit A
Requested Landlord Funded Upgrade Expenditures (Subject Properties)

[***]

EXHIBIT B
Request Form
Form of Request for Disbursement of Landlord UE Funds

c/o Ventas, Inc.
353 N. Clark Street, Suite 3300
Chicago, IL 60654
Attn: Asset Management

c/o Ventas, Inc.
353 N. Clark Street, Suite 3300
Chicago, IL 60654
Attn: Legal Department
[DATE]
Re: 2019 and 2020 Landlord UE Funds Disbursement Request #__
To Whom It May Concern:
Certain affiliates of Brookdale Senior Living, Inc., as tenant (collectively, “Tenant”), and certain affiliates of Ventas, Inc., as landlord (collectively “Landlord”), are parties to that certain Master Lease and Security Agreement dated April 26, 2018 between Landlord and Tenant (as amended, amended and restated, replaced, extended or joined in from time to time, the “Combination Lease”). Capitalized terms used and not otherwise defined in this letter shall have the meanings ascribed to them in the Combination Lease.
Tenant requested that Landlord provide certain Landlord UE Funds, and Landlord has agreed to provide such Landlord UE Funds, pursuant and subject to the terms of that certain Master Lease Amendment No. 2 dated as of April __, 2019. Brookdale Senior Living, Inc. (“Brookdale”), on behalf of Tenant, hereby requests disbursement of the Landlord UE Funds identified in the attachments to this letter for the capital expenditure categorized work (the “CapEx Project(s)”) identified in the attachments to this letter pursuant to the wiring instructions identified in the attachments to this letter. Accordingly:

1.
Approvals and Consents. Brookdale hereby certifies that all material building permits, zoning variances and other approvals or consents of appropriate Governmental Authorities necessary to commence and complete construction of the completed portion(s) of the CapEx Projects have been received.

2.
No Master Lease Event of Default or Facility Default. Brookdale hereby certifies that, as of the date hereof, no Master Lease Event of Default or Facility Default with respect to any Facility that is the subject of this request has occurred and is continuing.

3.
Receipts/Invoices/Lien Waivers. The invoices and proof of payment with respect to the CapEx Projects and the requested Landlord UE Funds (and lien waivers for any such work in excess of $10,000) are attached to this letter.

4.	No Liens. Brookdale hereby certifies that, to Brookdale’s knowledge, no materialman’s lien or mechanic’s lien has been filed against the Facility(ies) to which the CapEx Projects relate.

5.	Effect on Authorizations. Brookdale hereby certifies that no change, modification, or addition to the Authorizations of the affected Facilities is required on account of the CapEx Projects.

Sincerely,
Brookdale Senior Living, Inc.
By:
Name:
Its: